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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 8, 2005


                             SYNERTECK INCORPORATED
               (Exact Name of Registrant as Specified in Charter)




           Delaware                                0-50754                               20-0929024
(State of Other Jurisdiction                    (Commission File                        (IRS Employer
       of Incorporation)                           Number)                             Identification No.)

11585 South State, Suite 102, Draper, Utah                              84020
     (Address of Principal Executive                                  (Zip Code)

       Registrant's telephone number, including area code: (801) 816-2505

                                 Not applicable.
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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


Item 1.01 Entry into a Material Definitive Agreement

     On April 8, 2005, Synerteck Incorporated (the "Company") entered into a Preferred Stock Purchase Agreement with David Ross, an individual investor the ("Investor"). Subject to the terms and conditions of this Agreement, at the closing the Investor agreed to purchase and the Company agreed to sell and issue Investor 50,000 shares of the Company's Series A Preferred Stock, par value $0.001 per share, which will convert into Common Stock of the Company during a three-year period commencing on April 8, 2005 on a 1-for-1 basis. The total consideration paid by the Investor for this stock was $25,000. The Series A Preferred Stock bought by the Investor will be free and clear of all pledges, liens, encumbrances and restrictions. The Company shall only be able to consummate any stock dividend stock split (whether a forward split or reverse split), recapitalization, share capital consolidation with written consent from the Investor.

Item 3.02 Unregistered Sales of Equity Securities

     As described in Item 1.01 above, on April 8, 2005, the Company issued and sold 50,000 shares of Series A Preferred Stock at an aggregate purchase price of $25,000 to a single, "sophisticated" investor as defined under Rule 501. No solicitation was made and no underwriting discounts were given or paid in connection with this transaction. The Company believes that this transaction was exempt from registration with the Securities and Exchange Commission pursuant to Sections 3(a)(11) and 4(2) of the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

(c)      Exhibits

Exhibit Number          Description of Exhibit

10.1                    Preferred Stock Purchase Agreement dated April 8, 2005


SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  SYNERTECK INCORPORATED

                                                  By:  /s/ Chene Gardner
Date:  April 8, 2005                              ______________________________

                                                  Chene Gardner
                                                  Chief Financial Officer